UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________
FORM 8-K
__________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2014 (April 24, 2014)
__________________________

MEAD JOHNSON NUTRITION COMPANY
(Exact Name of Registrant as Specified in Charter)
__________________________

Delaware	001-34251	80-0318351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Patriot Blvd., Glenview, Illinois	60026
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 832-2420

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01: Regulation FD Disclosure.

On April 24, 2014, Mead Johnson Nutrition Company (“Mead Johnson”) filed a Current Report on Form 8-K to reflect certain retrospective revisions resulting from changes in its accounting principles for defined benefit pension and other post-employment benefit plans that have been made to the consolidated financial statements previously contained in Mead Johnson's Annual Report on Form 10-K for the year ended December 31, 2013. To provide investors with supplemental information related to its recast financial information resulting from this change in accounting, Mead Johnson is furnishing herewith as Exhibit 99.1 unaudited recast consolidated and segment financial information for the past five fiscal years as well as details for the most recent eight fiscal quarters.

Item 9.01: Financial Statements and Exhibits.

(d)    Exhibits

99.1	Mead Johnson Recast Unaudited Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEAD JOHNSON NUTRITION COMPANY

Date: April 24, 2014	By:	/s/ Tom De Weerdt
Tom De Weerdt
Vice President, Corporate Controller